                                                                   EXHIBIT 10.13

                                                                  EXECUTION COPY

                             INTERCREDITOR AGREEMENT

      THIS INTERCREDITOR AGREEMENT (which, together with all extensions and renewals hereof, all modifications and amendments hereto, and all substitutions and replacements herefor, is hereinafter referred to as the "Agreement"), is dated as of May 20, 2004, and is made and entered into by and among THE DIRECTOR OF THE DEPARTMENT OF DEVELOPMENT OF THE STATE OF OHIO, acting for and on behalf of the State of Ohio (the "Director"), whose mailing address is 77 South High Street, P.O. Box 1001, Columbus. Ohio 43216-1001 (Attention: Loan Servicing), and whose Telecopier number is (614) 644-1789, PERRY PRINCIPALS INVESTMENTS, L.L.C., acting in its capacity as a holder of the Senior Subordinated Notes (as hereinafter defined), whose mailing address is 599 Lexington Avenue, New York, New York 10022, (Attention: Rick Paige), and whose telecopier number is (212) 583-4125, PERRY PRINCIPALS INVESTMENTS, L.L.C. acting in its capacity as the initial Collateral Agent (as hereinafter defined) for the Senior Notes (as hereinafter defined), whose mailing address is 599 Lexington Avenue, New York, New York 10022, (Attention: Rick Paige), and whose telecopier number is (212) 583-4125, REPUBLIC ENGINEERED PRODUCTS, INC., a Delaware corporation (the "Borrower"), whose mailing address is 3770 Embassy Parkway, Akron, Ohio 44333 (Attention: Chief Executive Officer), and whose telecopier number is (330) 670-3020, PAV REPUBLIC, INC., a Delaware corporation (the "Parent") whose mailing address is 3770 Embassy Parkway, Akron, Ohio 44333 (Attention: Chief Executive Officer), and whose telecopier number is (330) 670-3020, PAV RAILROAD, INC., a Delaware corporation ("Railroad") whose mailing address is 3770 Embassy Parkway, Akron, Ohio 44333 (Attention: Chief Executive Officer), and whose telecopier number is (330) 670-3020, and PAV MACHINE. LLC, a Delaware limited liability company ("Machine") whose mailing address is 3770 Embassy Parkway, Akron, Ohio 44333 (Attention: Chief Executive Officer), and whose telecopier number is (330) 670-3020 (the Borrower, Parent, Railroad and Machine are collectively referred to herein as the "Companies").

                                    RECITALS:

      WHEREAS, the Director has made a loan to the Borrower in the original principal amount of $5,000,000 (the "State Loan"), which loan is secured by a security interest in the property described in Exhibit A hereto (the "Shared Collateral") and is evidenced by a Loan Agreement dated as of March 20, 2003 between the Director and the Borrower (the "Director Loan Agreement"; and together with all other documents or instruments evidencing or securing the State Loan hereinafter collectively referred to as the "State Loan Documents"); and

      WHEREAS, the Borrower has issued (i) to Perry Principals Investments. L.L.C. (in such capacity, the "Subordinated Noteholder") a $10,000,000 Senior Subordinated Promissory Note due August 20, 2009 (as from time to time amended or supplemented, the "Subordinated Note") pursuant to that certain Senior Subordinated Note Purchase Agreement dated as of May 20, 2004 (as from time to time amended or supplemented, the "Subordinated Note Agreement") among the Subordinated Noteholder and the Companies, and (ii) to Perry Principals Investments, L.L.C., as collateral agent (in such capacity, the "Collateral Agent") a $60,000,000 Senior Secured Promissory Note due August 20, 2009 (as from time to time amended or supplemented, the "Senior Note" and collectively with the Subordinated Note, the "Notes") pursuant to that certain Senior Note Purchase Agreement dated as of May 20, 2004 (as from time to time amended or supplemented, the "Senior Note Agreement" and collectively with the Subordinated Note Agreement, the "Note Agreements") among the Subordinated Noteholder and the Companies.

      WHEREAS, the Note Agreements together with all other documents or instruments evidencing or securing the Notes are hereinafter collectively referred to as the "Note Documents";

      WHEREAS, the obligations of the Companies under the Note Documents are secured by, among other things, a lien upon and a security interest in the Shared Collateral;

      WHEREAS, the Director, the Subordinated Noteholder and the Collateral Agent wish to enter into this Agreement for the purpose of setting forth certain agreements between themselves with respect to the matters set forth herein..

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Director, the Subordinated Noteholder and the Collateral Agent hereby covenant and agree as follows:

      1. Incorporation of Recitals. The Recitals to this Agreement are incorporated herein by this reference.

      2. Definitions. (a)(a) "Hereof," "herein, "hereunder" and "hereto" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, paragraph, item, exhibit, and schedule references are to this Agreement unless otherwise specified. All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural and vice versa unless other specified.

      (b) As used herein the following terms shall have the meanings set forth below:

            "First Priority Notes" shall mean Notes issued in the principal amount of $11,479,000.

            "Noteholders" shall mean the holders of the Notes.

            "Second Priority Notes" shall mean all Notes other than the First Priority Notes issued in the initial principal amount of $58,521,000.

            "Security Documents" shall mean the State Loan Documents and the Note Documents.

      3. Shared Lien and Security Interest. Irrespective of (a) the time, order or method of attachment or perfection of the respective security interests and/or other liens granted to the Director, the Subordinated Noteholder or the Collateral Agent in or on any or all of the property or assets of any of the Companies, including the Shared Collateral, (b) the time or manner of the filing of their respective financing statements, (c) the possession of any portion of the Shared Collateral, (d) the dating, execution or delivery of any agreement granting to the Director, the Subordinated Noteholder or the Collateral Agent any security interests and/or other liens in or on any or all of the assets and/or property of any of the Companies, including the Shared Collateral, (e) the giving of notice or the failing to give notice of any of the above, and (f) any provision of law to the contrary, the Director and the Subordinated Noteholder or the Collateral Agent with respect to the First Priority Notes. shall share a first lien priority position concerning the Shared Collateral, and their respective, security interests in the Shared Collateral shall rank pari passu with respect thereto. The Subordinated Noteholder and the Collateral Agent shall share a second lien priority position of the Shared Collateral with respect to the Second Priority Notes. For purposes of this Agreement, all payments made on the Notes shall be applied on a pro rata basis between the First Priority Notes and Second Priority Notes. Any funds advanced by the Director in excess of the State Loan (which is limited to $5 million in principal amount) shall be subordinate to the Notes and all other amounts due under and in connection with the Note Documents. Any Notes issued after the date hereof in connection with the Note Documents shall be considered Second Priority Notes for the purposes of this Agreement.

      4. Action to Be Taken upon Occurrence of Event of Default. The Subordinated Noteholder, the Collateral Agent and the Director agree that, upon the occurrence of an event of default under either the State Loan Documents or the Note Documents, the Director, the Subordinated Noteholder and the Collateral Agent shall immediately consult in good faith with one another in an attempt to agree upon a mutually acceptable course of conduct including, but not limited to, actions to be taken with respect to the Shared Collateral. In the event that the Director, the Subordinated Noteholder and the Collateral Agent are unable to so agree, then the Director, the Subordinated Noteholder or the Collateral Agent may proceed to take action in accordance with the remedies available to them in the State Loan Documents and the Note Documents, respectively, for the mutual benefit of each in accordance with Section 5 hereof; provided, however, that the Director shall not permit or cause payment of the State Loan to be accelerated unless and until the earlier of (a) payment of the Notes has been accelerated, or (b) one hundred eighty (180) days after the occurrence of any event of default under any of the State Loan Documents.

      5. Pro Rata Sharing. If, following the occurrence and during the continuance of an event of default under the State Loan Documents or the Note Documents, amounts owing or to become owing under the State Loan Documents or the Note Documents are accelerated (subject in the case of the State Loan Documents to the promise contained in paragraph 4 above), or any foreclosure, sale, or other disposition or liquidation proceedings concerning the Shared Collateral are commenced by either the Director, the Subordinated Noteholder or the Collateral Agent, all payments or amounts realized or received thereafter by the Director, the Subordinated Noteholder or the Collateral Agent, which payments or amounts are derived from the Shared Collateral, shall be shared by the Director, the Subordinated Noteholder and the Collateral Agent on a pro rata basis in accordance with the respective principal amounts of their obligations then outstanding under the State Loan and First Priority Notes.

      6. Insurance and Eminent Domain Proceeds. All insurance and eminent domain proceeds, if any, with respect to the Shared Collateral shall be made payable to the Subordinated Noteholder and/or the Collateral Agent, but if payment shall be made to one of the parties to this Agreement, such party will hold the proceeds in trust for the mutual benefit of the other party pending application in accordance with this Agreement, the State Loan Documents and the Note Documents. Whenever pursuant to the State Loan Documents, the Note Documents or this Agreement a procedure for the Director the Subordinated Noteholder or the Collateral Agent to disburse such proceeds is required, the Director, the Subordinated Noteholder and the Collateral Agent agree to cooperate with each other in good faith in establishing a mutually acceptable procedure consistent with the provisions thereof and hereof. The Director, the Subordinated Noteholder and the Collateral Agent each acknowledge that under the State Loan Documents and the Note Documents, respectively, they have, under certain circumstances, the right to determine whether such proceeds should be applied to reduce the obligations owing to them. If any such proceeds are so applied, such proceeds will be subject to sharing in the same manner as other proceeds of the Shared Collateral.

      7. Notices. The Director, the Subordinated Noteholder and the Collateral Agent shall deliver to the other (a) as soon as practicable after receipt thereof: any notice which it receives in connection with the loan obligations owed to it by the Companies, (b) prompt notice of any fact or occurrence, excluding lapse of time but including such things as any purported transfer or removal from the State of Ohio of all or any part of the Shared Collateral which may impair the priority of the parties shared lien or the perfection of their respective security interests in the Shared Collateral, and
(c) at least ten (10) days' prior written notice of any action either of them proposes to undertake under the last sentence of Section 4 hereof or otherwise with respect to the Shared Collateral.

      8. Method of Notification. All notices made or required to be given to any party hereto pursuant to this Agreement shall be in writing and shall be sent to the address appearing in the preamble to this Agreement by regular U.S. mail, telecopier or overnight courier service. Each of the parties hereto may change its address for service of notice by giving a notice complying with this Section 8 to the other parties hereto.

      9. Termination of Obligations. This Agreement shall automatically terminate upon payment in full of all obligations of the Companies to either the Director under the State Loan Documents or the Subordinated Noteholder and the Collateral Agent under the Note Documents; provided, however, that if all or any part of any payment by any of the Companies to the Director, the Subordinated Noteholder or the Collateral Agent is thereafter invalidated or set aside or required to be repaid to any person in any bankruptcy or other proceeding, then this Agreement shall be renewed as of such date and shall thereafter continue in full force and effect to the extent of the obligations so invalidated, set aside or repaid. Upon any such termination, all financing statements and liens applicable to the satisfied obligations shall be terminated by the appropriate party (and this obligation shall survive any termination of this Agreement).

      10. Consents Amendments and Waivers. No amendment, waiver, or consent of any provision of this Agreement shall be effective unless in writing and signed by the Director, the Subordinated Noteholder and the Collateral Agent. Each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the waiving party or the obligations of the Borrower to any party in any other respect at any other time.

      11. Assignment and Parties in Interest. This Agreement may not be assigned by any party without the advance written consent of the other parties hereto. All terms of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Director, the Subordinated Noteholder and the Collateral Agent.

      12. No Third-Party Beneficiaries. This Agreement is solely for the benefit of the Director, the Subordinated Noteholder and the Collateral Agent and is not intended to grant any rights, benefits or defenses to or for the benefit of any other person whatsoever. The parties agree that the Companies are signing this Agreement solely for the purpose of consenting to and acknowledging the rights and obligations of the Director, the Subordinated Noteholder and the Collateral Agent. The Companies shall have no rights hereunder.

      13. Reservation of Security Interests as Against Third Parties. Nothing contained herein is intended to affect or limit in any way the security interests and/or other liens each of the parties hereto has in any and/or all of the property and assets of the Companies, whether tangible or intangible, insofar as the Companies and third parties are concerned. The parties hereto specifically reserve all respective security interests and/or other liens and rights to assert such security interests and/or other liens as against the Companies and third parties.

      14. Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

      15. Applicable Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      16. Severability. If any provision of this Agreement, or any term, condition, covenant, obligation or agreement contained herein is determined by a court to be invalid or unenforceable, such determination shall not affect any other provision, term, condition, covenant, obligation or agreement, each of which shall be construed and enforced as if such invalid or unenforceable portion were not contained herein. Such invalidity or enforceability shall not affect any valid and enforceable application thereof, and each such provision, term, condition, covenant, obligation or agreement, shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

      17. Integration and Controlling Effect. This Agreement sets forth the entire agreement between the parties hereto relating to the matters set forth herein and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto and the Companies relating to such matters. If any of the terms or provisions of this Agreement are determined to be in conflict with any of the provisions of the State Loan Documents or Note Documents, the terms of this Agreement shall control.

      18. Interpretation. This Agreement shall be deemed to have been prepared jointly by the parties hereto and any uncertainty or ambiguity existing herein shall not be interpreted against any party but shall be interpreted according to the rules for the interpretation of arm's-length agreements.

      19. Covenants of the Director. All covenants, obligations and agreements of the Director contained in this Agreement shall be effective to the extent authorized and permitted by applicable law. No such covenant, obligation or agreement shall be deemed to be a covenant, obligation or agreement of any present or future Director in other than his official capacity acting pursuant to applicable law.

      20. Counterparts. This Agreement and any amendment hereto may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be executed, and delivered by their respective duly authorized officers as of the date first hereinabove written.

                       THE DIRECTOR OF THE DEPARTMENT OF
                           DEVELOPMENT OF THE STATE OF OHIO, acting for and on behalf of the State of Ohio

                       By: /s/ Marlo B. Tannous
                           -----------------------------
                           Name:  Marlo B. Tannous
                           Title: Chief Legal Counsel

                       PERRY PRINCIPALS INVESTMENTS, L.L.C., as
                           Subordinated Noteholder

                       By:
                           -----------------------------
                           Name:
                                 -----------------------
                           Title:
                                  ----------------------

                       PERRY PRINCIPALS INVESTMENTS, L.L.C., as
                           Collateral Agent for the Senior Notes

                       By:
                           -----------------------------
                           Name:
                                 -----------------------
                           Title:
                                  ----------------------

      IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be executed, and delivered by their respective duly authorized officers as of the date first hereinabove written.

                       THE DIRECTOR OF THE DEPARTMENT OF DEVELOPMENT OF THE STATE OF OHIO, acting for and on behalf of the State of Ohio

                       By:
                           -----------------------------
                           Name:
                                 -----------------------
                           Title:
                                  ----------------------

                       PERRY PRINCIPALS INVESTMENTS, L.L.C., as
                           Term 1 Noteholder

                       By: /s/ Randall Borkenstein
                           -----------------------------
                           Name: Randall Borkenstein
                           Title: Authorized Person

                       PERRY PRINCIPALS INVESTMENTS, L.L.C., as
                           Collateral Agent for the Senior Notes

                       By: /s/ Randall Borkenstein
                           -----------------------------
                           Name: Randall Borkenstein
                           Title: Authorized Person

   [SIGNATURE PAGE TO PERRY INTERCREDITOR AND ACCESS AGREEMENT -- OHIO STATE]

      Each of the undersigned hereby (i) acknowledges and consents to the terms and conditions of the foregoing Agreement, as such Agreement maybe amended, modified, supplemented, restated or replaced from time to time, (ii) agrees to execute and deliver such other documents and instruments in connection herewith as may be requested by the Director, the Subordinated Noteholder or the Collateral Agent, in form and substance satisfactory to the Director, the Subordinated Noteholder and the Collateral Agent, and (iii) agrees to take such other action as any of the Director, the Subordinated Noteholder or the Collateral Agent may request to effectuate and carry our the provisions of the foregoing Agreement. Each of the undersigned further acknowledges and agrees that the provisions of the foregoing Agreement are intended to establish and define the relative rights and obligations as among the Director, the Subordinated Noteholder and the Collateral Agent and shall not be deemed to extend or modify the obligations of the undersigned (or any of them) to the Director, the Subordinated Noteholder of the Collateral Agent.

      By countersigning this Agreement, each of the undersigned agrees (i) to reimburse each of the Director, the Subordinated Noteholder and the Collateral Agent, on demand, for any reasonable expenses incurred by such person, including
(1) counsel fees, (2) other charges and (3) disbursements and compensation of agents, arising out of, in any way connected with, or as a result of, the execution and delivery of the foregoing Agreement or any of the Security Documents (as defined in the foregoing Agreement) or any agreement or instrument contemplated thereby or the performance by the parties to the foregoing Agreement or thereto of their respective obligations under the foregoing Agreement or thereunder or in connection with the enforcement or protection of the rights of the Director, the Subordinated Noteholder and the Collateral Agent (as defined in the foregoing Agreement) under the foregoing Agreement and the Security Documents and (ii) to indemnify and bold harmless the Director, the Subordinated Noteholder and the Collateral Agent and each of their respective directors, officers, employees and agents (each such person being called an "Indemnitee"'), on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against any Indemnitee in their respective capacities or any of them in any way relating to or arising out of the foregoing Agreement or the Security Documents; provided, however, that the undersigned shall not be liable to any Indemnitee for any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent they have resulted from the gross negligence or willful misconduct of such Indemnitee.

                       REPUBLIC ENGINEERED PRODUCTS, INC.

                       By: /s/ George Strickler
                           -----------------------------
                           Name: George Strickler
                           Title: Chief Financial Officer

   [SIGNATURE PAGE TO PERRY INTERCREDITOR AND ACCESS AGREEMENT -- OHIO STATE]

                               PAV REPUBLIC, INC.

                               By: /s/ E. J. Antonio III
                                   ---------------------------------
                                   Name:  E.J. Antonio III
                                   Title: Vice President

                               REPUBLIC N&T RAILROAD, INC.

                               By: /s/ George Strickler
                                   ---------------------------------
                                   Name: George Strickler
                                   Title: Chief Financial Officer

                               REPUBLIC MACHINE, LLC

                               By: /s/ George Strickler
                                   ---------------------------------
                                   Name: George Strickler
                                   Title: Chief Financial Officer

   [SIGNATURE PAGE TO PERRY INTERCREDITOR AND ACCESS AGREEMENT -- OHIO STATE]

                                    Exhibit A

                                                                                         CEA           OVER/         CURRENT
   PO                        CAPITAL                       DATE         VENDOR          AMOUNT        (UNDER)         AMOUNT
---------    ----------------------------------------    --------    -------------    ----------     ---------     ----------
N-53315-T    ROLLING MILL EQUIP                          5/10/02     QUAD              5,038,000     (763,000)      4,275,000
N-53316-T    COOLING BED EQUIP                           5/10/02     SES               4,593,000     (101,200)      4,491,800
N-54101-T    ENGMODIFY-TRUSS                             6/12/02     MIDDOUGH                  -       64,273          64,273
N-54194-T    ABRASIVE SAW (2)                            6/17/02     TRI-CAM INC.      1,500,000     (185,650)      1,314,350
N-55340-T    LAP GAGE                                    7/25/02     LAP LASER LLC       200,000       48,737         248,737
N-01206-C    JACK TRUSS FAB & INSTALL                    9/23/02     SPC                 694,000       80,832         774,832
N-02167-C    INST-CIVIL-CONC, CB, COND, BLDG SAW LINE    10/18/02    SPC                 781,420      235,629       1,017,045
N-02291-C    ELECTRICAL INSTALL PARTIAL                  10/28/02    ECA                 267,643            -         267,643
N-03031-C    CIVIL INSTALL PH II                         11/18/02    BENDER CORP         571,106            -         571,106
N-03032-C    MECHANICAL INSTALLATION                     11/21/02    SPC                 892,000      250,000       1,142,000
JOBORD01     MACHINE CRANK SHEAR ARMS                    11/25/02    REF FAB SHOP              -            -               -
N-03076-C    PIPING INSTALLATION                         11/25/02    SUBURBAN            440,087       21,226         461,313
N-03209-C    RIGGING PCR ROOMS FIND                      12/3/02     SPC                  26,185            -          26,185
N-03341-C    LAP GAUGE INTERFACE                         12/5/02     AURELIAN                  -       15,660          15,660
N-03492-C    ENG 3V & 4H TROUGHS & CHUTES                12/11/02    QUAD ENGR                 -        7,500           7,500
N-03524-C    DRILLING ON MILL STANDS                     12/16/02    TESARINC                  -       14,000          14,000
N-03630-C    MACHINE SHOP SERVICES                       12/16/02    DORAY MACHINE             -        5,000           5,000
N-03607-C    ELECTRICAL PHASE II                         12/19/02    ECA               1,005,267      513,679       1,518,946
N-03868-C    MECHANICAL SPARES                           1/18/03     SES                       -       68,665          68,665
N-04120-C    MECHANICAL SPARES                           1/22/03     QUAD                      -       53,878          53,878
999999       JOB ORDERS JANUARY                          1/31/03     REF FAB SHOP              -       32,845          32,845
N-04604-C    CONCRETE FLOOR SLABS                        2/20/03     SPC                       -       40,000          40,000
                                                                                                                   ----------
                                   TOTAL COMMITTED                                                                 16,410,782

                                 CONTINGENCY BALANCE                                     470,292     (402,074)         68,218

                                    TOTAL PROJECT                                     16,479,000            -      16,479,000

Page 2                                                                       RTI
May 23, 2002                                                      4 Stand Revamp

                       REPUBLIC TECHNOLOGIES INTERNATIONAL
                                 4 STAND REVAMP
                            TECHNICAL SPECIFICATIONS
                            SES Proposal No. 12916-E
                                  May 23, 2002

1.0   4 STAND MILL SHEAR DELIVERY TABLES

      1.1. SES will supply twenty-six (26) rolls from parting shear to the cooling bed. See SES Drawing No. 12916A-04.

      1.2.  Table will consist of twenty-six (26) case iron rolls total.

      1.3. Each roll will be 12" diameter, supported on 3 7/16" steel pillow blocks.

      1.4. Each roll will be driven by one (1) 7-1/2 HP gearmotor designed to propel product at 60 to 600 FPM.

      1.5. Table will consist of complete roll with drive assembly and table frame to concrete.

      1.6.  Tables will be provided with aprons and iron side guides.

      1.7.  Table will require approximately fifty two (52) lubricated  points.

      1.8.  Total table weight is 83,000#.

2.0   COOLING BED ENTRY TABLE

      2.1. SES will supply a twenty-four (24) roll cooling bed entry table. See Drawing No. 12916A-01 and -06.

      2.2.  Each roll will be 12" diameter and will be cast iron.

      2.3.  Roll will be cantilevered on 3 7/16" steel pillow blocks.

      2.4. Each roll will be driven by one (1) 5 HP gear motor designed to propel product at 60 to 600 FPM.

      2.5.  Table will have cast iron guiding.

      2.6. Table will require approximately forty-eight (48) lubrication points.

      2.7.  Total table weight is 125,000#.

3.0   BAR KICK-IN DEVICE

      3.1. SES will furnish one (1) bar kick-in device similar to that shown on Drawing No. 12916A-02, -06, -07, -08.

      3.2. The bar kick-in device will be an iron type kick-in assembly with an articulating pivot pin lift arrangement.

      3.3. This kick-in device will be activated via an electro-mechanical drive assembly.

      3.4. An electro-mechanical bar transfer is provided at the first notch of the cooling bed. This device will transfer the bar to the second notch.

      3.5. Bar transfer device will be powered by 7-1/2 HP AC motor on each bed.

      3.6.  Approximately 120 lubrication points will be required.

      3.7.  Total weight of bar kick-in system is 60,000#.

4.0   COOLING BED

      4.1. Cooling bed will be similar to SES Reference Drawing Nos. 12916A-01 and -02.

      4.2.  Cooling bed will be an electro-mechanical type bed consisting of two
            (2) independent halves with individual lift and traverse. Each half will be 52'-0" wide.

Page 3                                                                       RTI
May 23, 2002                                                      4 Stand Revamp

      4.3. Life till be accomplished via two (2) 250 HP DC electric motors coupled to a parallel shaft gear reducer with double output shafts. Gear reducer will have a 96:1 ratio.

      4.4. The lift gearbox will be coupled to eccentrics, which will be supported on both sides by anti-friction bearings and connected to the lifting pull rod.

      4.5. The traverse assembly will consist of two (2) 30 HP DC motors coupled to 97:1 gear ratio, parallel shaft reducers. These reducers will have double extended output shafts.

      4.6.  DC motors will be supplied with air-over blowers.

      4.7. Output shafts will be connected to eccentric cranks, which in turn, connect to the pull rods for rolling the bed in a North-South direction.

      4.8. Bed will be counter weighted. Billets for counterweight to be supplied by RTL.

      4.9.  Bed will roll round product with each walk.

      4.10. Bed will be designed for 3"-7" rounds.

      4.11. Total number of lubrication points required is approximately 320.

      4.12. Total weight of cooling bed is 1,460,000#. The weight of each half is 730,000#.
            Total weight is 1,460,000 for both halves.

5.0   SAW TABLE

      5.1.  SES will supply fifty-five (55) rolls in the saw table line.

      5.2.  Rolls will be similar to that shown on SES Drawing No. 12916A-05.

      5.3. Each roll will be 12" diameter supported bon 3 7/16" steel pillow blocks.

      5.4. Each roll will be driven by one (1) 7-1/2 HP gear motor designed to propel product at 250 FPM.

      5.5. Table will consist of complete roll with drive assembly, and table frame to concrete.

      5.6.  Tables will be provided with steel side guides.

      5.7.  Two (2) fixed end stops will be provided.

      5.8.  One (1) disappearing stop will be provided.

      5.9.  Table will require approximately 106 lubrication points.

      5.10. Total table weight is 151,000#.

6.0   COOLING BED SURGE TABLE AND LETDOWNS

      6.1. SES will provide two (2) cooling bed surge tables and letdowns similar to that shown on SES Drawing No. 12916-B.

      6.2. Cooling bed discharge table will be heavy steel gravity ramps connecting the bed to the saw line table.

      6.3. Each cooling bed will have one (1) pneumatic singulator and one (1) pneumatic hold back device for accumulating up to two (2) layers of product ahead of the saw line conveyor table.

      6.4. Once product has been advanced to the saw line conveyor table, a hydraulic operated butterfly letdown device will allow the products to be lowered onto the saw line table.

      6.5. The butterfly letdown arms will be mounted on iron pillow blocks and will be pull rod activated via hydraulic cylinder.

      6.6.  Total lubrication points will be approximately 60.

7.0   SLOW COOLED BUCKS

      7.1. One (1) 52' wide section of slow cooled bucks will be provided on one (1) of the cooling beds.

      7.2.  This slow cooled buck will be designed to hold 7-1/2 ton of product.

      7.3. Slow cooled buck will be provided with a pneumatic holdback assembly, which will hold product at the saw line table or allow the product to be placed into the buck.

Page 4                                                                       RTI
May 23, 2002                                                      4 Stand Revamp

      7.4.  Total lubrication points will be approximately fifteen (15).

8.0   SAWLINE SHIPPING CRADLES

      8.1. SES will provide two (2) 40' section of saw line shipping cradles similar to that shown on SES Drawing NO. 12916-C.

      8.2. Product on the saw line table will be raised off of the table by a butterfly assembly.

      8.3. Butterfly assembly will pivot on steel pillow blocks with bushings via hydraulic cylinders.

      8.4. After product exists the table, two (2) sets of pneumatic holdback assemblies will be provided for holding two (2) layouts of product ahead of the shipping cradles.

      8.5. Each shipping cradle will be designed for 14' to 40' of product length.

      8.6. Each shipping cradle will be designed for a maximum of 22" diameter bundle and 7-1/2 ton capacity.

      8.7. One (1) hydraulic power unit will be supplied for operation of the butterfly systems for the saw line and the slow cool bucks.

      8.8.  Total lubrication points will be approximately twenty-four (24).

9.0   ELECTRICAL SENSOR MOUNTING

      9.1. SES will provide electrical sensor mounting for the entire 4 stand project on equipment supplied by SES.

      9.2. SES will work with Quad Engineering on sensor device location and mounting.

      9.3.  All sensors are provided in Quad's scope of supply.

      9.4.  All wiring of sensors will be pre-wired where possible.

10.0  LUBRICATION

      10.1. SES has provided all hoses, fittings, and lot length of lubrication lines for lubrication system required on the cooling bed.

      10.2. Because of the method that the cooling bed is disassembled and shipped, all lubrication labor will be provided by the field installation contractor.

      10.3. All roller tables will be pre-plumbed to central blocks for hook up by installation contractor.

      10.4. Any other, parts, which cannot be shipped as assemblies, win be provided will lubrication line and hoses and fittings, but labor will be provided by installation contractor.

      10.5. SBS has not provided the main lubrication header lines, or the automatic lubrication pumps for any equipment on this project

11.0  PAINTING

      11.1. All machined surfaces will be free of paint and covered with a removable protective coating (oil film or equal).

      11.2. All non-machined surfaces will be free of loose scale/rust and painted with one (1) coat or red oxide primer and one (1) coat of machinery enamel -- color to be advised.

12.0  DOCUMENTATION

      12.1. Manuals

            12.1.1. Three (3) sets of operating and maintenance manuals will be supplied with the equipment.

            12.1.2. Standard product brochures will be included where readily available

      12.2. Drawings

Page 5                                                                       RTI
May 23, 2002                                                      4 Stand Revamp

            12.2.1. All general arrangement and assembly drawing(s) complete with itemized parts list will be provided.

            12.2.2. Drawings will be prepared on AutoCAD R14 -- electronic file will be provided on compact disk.

            12.2.3. Drawings will generally be "D" size.

Page 6                                                                       RTI
May 23, 2002                                                      4 Stand Revamp

                                   MOTOR LIST

EQUIPMENT
   NO.                     DESCRIPTION                                       MOTORS
------------------------------------------------------------------------------------------------------
   1.0           Shear Run-Out -- 26 Rolls                       Table speed = shear table speed
                                                                 (26) 7 1/2 @ 1750 RPM AC VF
                                                                 Table speed = 700 FPM max.

   2.0           Cooling Bed Entry Roll Table --                 (24) 5 HP @ 1750 RPM AC VF
                 24 Rolls                                        Table speed = 700 FPM max.

   3.0           Cooling Bed Eatry Kick-In Device                (2) 60 HP @ 1750 RPM AC FVNR

   4.0           Bar Transfer Device                             (2) 7 1/2 @ 1750 HP AC @ 1750 RPM

   5.0           Cooling Bed Lift                                (2) MD 814 250 HP @ 1020 RPM 460VDC
                                                                 Max load = 200% base rating

   5.1           Motor Blower                                    (2) 5 HP 230/460/3/60

   5.2           Brake                                           (2) 19" DC type shoe brake.

   6.0           Cooling Bed Traverse                            (2) MD 804 30 HP @ 1530 RPM 460VDC04
                                                                 Max load = 200% base rating

   6.1           Motor Blower                                    (2) 1 HP 230/460/3/60

   6.2           Brake                                           (2) 10" DC type shoe brake

   7.0           Hydraulic Power Unit                            15 HP @ 1200 RPM AC

   8.0           Saw Tables                                      (55) 7 1/2 HP AC @ 1750 RPM

QUAD ENGINEERING                                                   SCOPE OF WORK

REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 04
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                       Rev. 1 Page No. 9

4.    MECHANICAL EQUIPMENT

      4.1.  MILL ENTRY PINCH ROLL

            Detail design and supply only of one (1) pinch roll assembly.

            The pinch roll unit will be located directly in front of the first vertical stand and will be used to assist in entering the feedstock into the rolls.

            The unit will consist of a bottom roller mounted in pillow blocks on vertically, manually adjustable base frame. The top roll mounted in antifriction bearings on a pivoting arm that is attached to the main frame. The top roll is raised and lowered by hydraulic cylinders to provide grip to the billet for mill entry. Top and bottom rolls are driven and water cooled.

            The rolls will be designed to accept rounds.

            Foundation outline drawings and loading information will be provided.

            If possible, lubrication points will be prepiped with stainless steel tubing to distribution blocks for connection to centralized lubrication system. Supply of lubrication system and interconnection to block by others.

      4.2.  NEW SCREWDOWN DRIVES

            Detail design and supply only of four (4) screwdown drive assemblies.

            Each screwdown for stands V1/H2/V3/H4 will be upgraded to be driven by one (1) new 5 hp. gearmotor. New brackets as required to mount new drive units to existing screwdown mechanisms are also being supplied.

      4.3.  ROLL CHANGE RIG ASSEMBLIES

            Detail design and supply only of two (2) roll change rig assemblies for stands H2 and H4.

            A roll change rig will consist of a fabricated steel sled to support the roll and chock package for insertion into and extraction from of the mill housing. The sled will slide on and be guided by a fabricated steel frame, permanently mounted to the mill floor, and will be actuated by a hydraulic cylinder.

            Detail design and supply of components only for required modifications to the existing roll chocks for accommodation by the new sleds are included.

            One (1) sliding and one (1) fixed floor plate, per roll change rig, are included.

            Hydraulic valving for each roll change rig is included.

            Foundation outline drawings and loading information will be provided.

      4.4.  ENTRY AND DELIVERY GUIDES

            Detail design and supply only of one (1) complete fill of entry and delivery guides to roll rounds 3" diameter to 6-1/2" diameter for stands V1/H2/V3/H4.

QUAD ENGINEERING                                                   SCOPE OF WORK

REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 04
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                      Rev. 1 Page No. 10

            Center adjust roller entries are provided for stands V1/H2/V3/H4. The rollers are AISI 4140 and the profiled inserts are 416 stainless steel.

            Static nodular iron delivery guides are provided for stands V1/H2/V3/H4.

      4.5.  REST BARS

            Detail design and supply only of eight (8) adjustable rest bars for stands V1/H2/V3/H4.

      4.6.  AXIAL ADJUST MECHANISM

            Detail design and supply only of two (2) new axial adjustment mechanisms for . stands H2 and H4.

            Detail design and supply only of components to mount new axial adjustment mechanisms on existing chocks and mill stand housing is included.

            Detail design only of modifications to existing chocks and mill stand housing to accommodate new components for mounting of now axial adjustment mechanisms.

            Axial adjustment is provided for one bottom roll only - the top roll is fixed.

      4.7.  INTER STAND TROUGHS AND FLOOR PLATES

            Detail design and supply only of three (3) inter stand troughs between V1, H2 and H2, V3 and V3, H4.

            Detail design and supply only floor plates for H2 and H4 for roll change rig.

      4.8.  LAP GAUGE SUPPORT

            Detail design and supply only of one (1) fabricated steel support to mount the new LAP gauge (supplied by RTI)

            Foundation outline drawings and loading information will be provided

      4.9.  GAUGE BEAMS

            Detail design and supply only two (2) gauge beams.

            Two (2) gage beam assemblies are required for the tow (2) fixed saw system. The gage beam after the first fixed saw will gage product from 14' to 40'. The gage beam after the second fixed saw will gage product from 14' to 40'.

            The gauge beam consists of a long fabricated beam bolted to the mill foundations to which is fitted a traveling measuring head. The measuring head is designed to minimize cut length variation and has the following functions built into the design:

            - Supported by four (4) wheels on the beam with two (2) wheels driven by electronic gearmotor for cut length variation.

            -     Head clamping to gage beam.

            - Raising lowering stop head by air cylinder for shock absorption due to moving bars.

            - Lifting/lowering stop plate in case of stop plate resting on roller.

QUAD ENGINEERING                                                   SCOPE OF WORK

REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 04
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                      Rev. 1 Page No. 11

            4.9.1 Gage Beam

                  The beam will be fabricated from heavy steel plate and machined to accept the traveling gage head with wheels. The beam will be supported with two gooseneck supports from one side of the beam. The supports will be bolted to the mill foundations and fabricated from heavy steel plate. The gauge beam will be bolted to the gooseneck supports.

                  The beam. will be of sufficient length for the gage head to measure 14' to 40' long bars.

                  The gauge beam will be provided with a painted-on scale or other means of visually determining the approximate gauge head position.

            4.9.2 Gage Head

                  Main Frame:

                  Fabricated from heavy steel plate, the frame will be machined and drilled for the following sub items:

                  -     Wheels and drive:

                        Four (4) fabricated brackets are supplied with each holding one wheel. The wheel brackets are bolted to the main frame and support the frame on the beam.

                        Two (2) wheels are driven by a chain sprocket system from a gear motor fastened to the main frame.

                        Stop head.

                        A pivoting stop head is located to the main frame. A large bore air cylinder achieves raising and lowering of the head. In the down position, the cylinder also absorbs shock loads caused by moving bars.

                  Foundation outline drawings and loading information will be provided.

      4.10. COLD SAW ENCLOSURES

            Design and supply only of two (2) fabricated steel saw enclosures.

            Environmental enclosure over each saw approximately 15' x 20' to contain fumes and sound.

            One (1) fume extraction system per cold saw will be supplied.

            Enclosures will be designed to mount on the travel frame of the cold saws (supplied by RTI).

            The enclosures would have a lift out roof panel. As much equipment as possible win be located outside the enclosures.

QUAD ENGINEERING                                                   SCOPE OF WORK

REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 04
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                      Rev. 1 Page No. 12

            Design will incorporate access door to permit operations and blade changing as necessary.

      4.11. COLD SAW BLADE CHANGES JIB CRANES

            Design and supply only of two (2) jib cranes.

            Each jib crane will consist of a one (1) ton electric hoist and manual trolley suitability mounted for the purposes on blade change operations.

            Detail design and supply only of one (1) saw blade storage rack per cold saw is also included.

      4.12. SWARF AND SCRAP REMOVAL

            Design and supply only of four (4) 10 ton capacity scrap boxes to permit the collection and removal of swarf and scrap.

            Chutes required to direct scrap and swarf into the scrap boxes will be provided

            Foundation outline drawings and loading information will be provided

      4.13. SWARF WATER SYSTEM

            Design and equipment supply only for a swarf system for each saw as required by saw manufacturer.

            Process water from existing scale water system (tie-in-point(s) and interconnecting piping to be provided by RTI) will be sprayed to wash down scarf from tunder saws Pump(s) will be provided to recirculate swarf water back to the existing plant scale water system (tie-in-point(s) and interconnecting piping to be provided by RTI)

      Note: All lubrication points will typically be manual unless noted otherwise.

QUAD ENGINEERING                                                   SCOPE OF WORK

REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 04
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                      Rev. 1 Page No. 13

5.    EQUIPMENT UPGRADES

      5.1.  HORIZONTAL MILL STAND HOUSING

            Detail design and supply only of components to upgrade the existing horizontal mill stand housings H2 and H4 including:

            -     New mill housing liners

            -     New mill housing foot brassess

      5.2.  VERTICAL MILL STAND HOUSING

            Detail design and supply of components only to upgrade the existing vertical mill stand housings V1 and V3 including:

            -     New mill housing liners

      5.3.  "JOHNSTOWN" FLYING DIVIDE SHEAR

            Detail design and supply only components to upgrade the existing divide shear as follows:

            - Top and bottom knife holder assemblies including bushings and hardward.

            -     Design of knives (RTI supply).

            -     Head and tail and sampling system.

            -     Shear support frame.

            -     Crop chute components.

            Foundation outline drawings and loadings will be provided.

      5.4.  ENTRY PINCH ROLL FOR "JOHNSTOWN" SHEAR

            An analysis regarding the cut length accuracy and repeatability of the final cut on any bar will be performed. From the result of the analysis RTI will determine if the shear entry pinch roll will be required.

            If the pinch roll is required QEI will provide:

                  Detail design and supply one of support steel as required to install the shear entry pinch roll (supplied by RTI) between stand 4H and the "Johnstown" shear.

                  Detail design only of required modifications and supply of miscellaneous support steel to modify the existing roller table between stand 4H and existing divide shear.

                  Foundation outline and loading drawing will be provided

            If the pinch roll not is required QHI will provide:

                  Detail design only of required modifications and supply of miscellaneous support steel to modify the existing roller table between stand 4H and existing divide shear.

                  Foundation outline and loading drawing will be provided

QUAD ENGINEERING                                                   SCOPE OF WORK

REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 04
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                      Rev. 1 Page No. 14

6.    ELECTRICAL EQUIPMENT

      6.1. Four (4) Rockwell (Reliance) DC mill stand non-regenerative drives, complete with:

            -     Reversible field regulators.

            - Rated to power four (4) existing 1250 hp, 600V DC, 400/800RPM Allis-Chalmers Mill motors.

      6.2.  Two (2) 3,600 kVA, 13.8kV-575V mill drive isolation transformers.

            -     Dry type.

            -     One delta -- delta/wye and One delta -- delta/delta.

            -     Copper windings.

            -     Electrostatice shield.

            -     150(degree)C temperature rise.

            -     Two (2) mill drives per transformer.

      6.3. Two (2) 13.8kV, 600 Amp fused load break switches for the mill drive isolation transformers.

      6.4.  Two (2) Rockwell (Reliance) DC shear drives complete with:

            - Four (4) field regulators rated to power the existing four (4) 300 hp., 230V DC, 390RPM MD820 AEL series motors. (Johnstown shear)

      6.5. One (1) 1,900 kVA shear drive isolation transformer with dual secondary

            -     One (1) for each shear drive

            -     Dry type, delta -- delta/wye

            -     Copper windings

            -     Electrostatic shield

            -     150(degree)C temperature rise

      6.6. One (1) 13.8kV, 600 Amp fused load break switches for the shear drive isolation transformers.

      6.7.  One (1) GEC relay for the existing 13.8kV, 1,200 Amp breaker

      6.8. One (1) 40 hp. DC and one (1) 30 hp. DC Rockwell drives for the mill entry and shear pinch rolls. Drive will be supplied for modified roller tables as required by mechanical equipment arrangement at the "Johnstown" shear.

      6.9. Four (4) Shp. V.F. AC drives to power the mill stand screwdown motors.

      6.10. Two (2) 100 hp. and two (2) 75 hp. V.F. AC drives for the cooling bed run-in table

      6.11. Two (2) 75 hp. V.F. AC drives for the cooling bed kick-off

      6.12. Two (2) 10 hp. V.F. AC drives for the cooling bed transfer tables

      6.13. Two (2) DC drives for two 250 hp. DC motors for the cooling bed rake

      6.14. One (1) cooling bed rake drive isolation transformer with dual secondary windings

            -     Copper windings

            -     Electrostatic shield

            -     150(degree)C temperature rise

QUAD ENGINEERING                                                   SCOPE OF WORK

REPUBLIC TECHNOLOGIES INTERNATIONAL                                  Section: 04
4 STAND MILL UPGRADE                                               NEW EQUIPMENT
Specification: 2862MS001                                      Rev. 1 Page No. 15

            -     One (1) 13.8kV, 600 Amp fused load break.

      6.15. Two (2) 30 hp. DC drives for the cooling bed rake traverse mechanism.

      6.16. Six (6) 75 hp. V.F. AC drives for the cooling bed run-out, saw and cradles table motors.

      6.17. Two (2) 10 hp. V.F. AC drives for the Gauge Beam heads

      6.18. One (1) lot of MPP's (Motor Protection Panel) for the AC drives, where multiple motors are fed from a single drive.

      6.19. 480V Power Distribution

            - One (1) MCC for the mill area equipment (Power obtained from the existing mill MCC 11)

            -     One (1) 13.8kV, 600 Amp fused load break switches

            - One (1) 1500 kVA 13.8 kV-480 V Dry type transformer, copper windings, 150 (degree)C temperature rise

            - One (1) MCC for the Saw area equipment, including two Saw feeders

      6.20. One (1) Mill Speed Control system, including:

            - Controls for the screw downs, shear, pinch rolls, cooling bed, run-in and run-out tables, and related auxiliary equipment such as hydraulics, interface with the existing Mill Level 2 system.

            - PLC - Allen Bradley ControlLogix PLC, including Flex I/O modules utilized in the remote I/O panel, consoles, et.

            -     HMI stations

                  &     One (1) Mill Set Up

                  &     One (1) Mill Control

                  &     One (1) Engineering Work Station,

                  &     One (1) Cooling Bed Bar Tracking station

                  &     One (1) Saws station

      6.21. One (1) lot sensors:

            -     HMD's,

            - Resolvers/encoders, etc. (except sensors supplied with machinery by others)

      6.22. Operator Consoles:

            - One (1) control console for mill and shear. (Location: Mill pulpit)

            -     One (1) control console at the cooling bed.

            - One (1) control console for saws and tables (Location: Saws pulpit)

      6.23. Pulpit:

            -     One (1) air-conditioned Mill Control Pulpit

            -     One (1) air-conditioned Saw Area Pulpit

      6.24. One (1) Prefabricated Control Room (PCR) for the Cooling Bed and Saw area equipment.

      Note: Except for the Mill Stands, Shear and Cooling bed Drives all other AC and DC drives will be equipped with the primary line reactors. AC drives will also be equipped with the DB resistors.

                                 PURCHASE ORDER
                                                                          PAGE 1
                                             INVOICE TO:

[REPUBLIC LOGO]                              Republic Technologies International
                                             Attn: Accounts Payable
                                             P.O. Box 5538
                                             Fairlawn, OH 44334-5538

   DATE         F.O.B.           DUE DATE                 VIA         PURCHASE ORDER NO.
06/17/2002  SHIPPING POINT      11/25/2002    CARRIER   BEST WAY          NST-54194-C

    15733200
TO:
    TRI-CAM INC
    PO BOX 5046
    ROCKFORD, IL  61125-0046               SHIP TO:
                                                  REPUBLIC TECHNOLOGIES ACQ. LLP
                                                  BAR MILL MAINT OFC STOP #701
                                                  1807 EAST 28TH STREET
                                                  LORAIN, OH  44055  [AI]

                                                  CONTACT: BECKHAM, DAN

  LINE           QUANTITY                            DESCRIPTION                             UNIT     UNIT PRICE      NET PRICE
---------        --------       ----------------------------------------------------------   ----     ----------     ------------
   01            1306,450       ABRASIVE BATCH TYPE CUT-OFF SAWS (QTY = 2) MODEL              $          1.00        1,306,450.00
                                CMI STATIONARY CAH 1525-T ABRASIVE SAWS INCLUDING:
                                MAIN STAND AND FRAME
                                SWARF COLLECTION (EXCLUDING BOXES)
                                CARRIAGE WITH CUTTING BOOM
                                GEARDRIVEN SPINDLE ASSEMBLY
                                ELECTRO/HYDRAULIC SERVO CONTROLLED INFEED DEVICE
                                HYDRAULIC DOWN FEED DEVICE WITH ELECTRONIC POSITIONING
                                AUTOMATIC STROKE SETTING
                                WHEEL CHANGE INDICATOR
                                MATERIAL CLAMPING DEVICE WITH TOP CLAMPS, SIDE CLAMPS
                                AND MATERIAL LIFTING DEVICE.
                                CROP DUMPING DEVICE FOR FRONT AND TAIL CROPS
                                BLADE CHANGE PICKER (TO WORK WITH JIB CRANE)
                                MAIN DRIVE 500HP AC DRIVE
                                OPERATORS CONTROL PANEL
                                ALL NECESSARY ELECTRICAL EQUIP & CONTROLS
                                ALL NECESSARY HYDRAULIC EQUIPMENT & CONTROLS
                                **MUST MEET OR EXCEED ALL PERFORMANCE SPECS AS DESCRIBED
                                IN RTI "AS PURCHASED SPECIFICATION"
                                   PRICE OF $653,225 EA TO BE PAID WITH 15%
                                DOWN (NET 30 TERMS) FOLLOWED WITH (10) BI-MONTHLY PAYMENTS
                                BEGINNING 7/1/02 THRU 11/15/02. 5% WILL WILL BE PAID
                                N15 DAYS AFTER ACCEPTANCE OF SAWS AT TRI-CAM. THE FINAL 5%
                                WILL BE PAID UPON SUCCESSFUL PERFORMANCE OF SAWS AT
                                RTI (NO LATER THAN 60 DAYS AFTER DELIVERY) (N15).
                                   A 1% FEE PER WEEK FOR MAX OF 2 WEEKS WILL BE

TERMS:
                                                                                 Commodity: 41-09
NEXT DAY                                                                       09-1490-8051                      CONTINUED ON PAGE 2

[BB/RCB 07/19 13:19]                 Buyer:
                              Buyer: R.C. BROWNING             Approved: /s/ RCB
                                     330-670-3153                        -------
                            Freight Bills, Bills of Lading, Packing Slips, and
                               invoices must include:

                                 - Purchase Order Number
                                 - Requisition Number
                                 - Item Number
                                 - Description of Material
                                 - Blanket Order Item Number
                                 - Shipping Point
                                 - Ship To Address
                                 - Terms of Payment
                                 - Freight Prepaid or Collect

                                 PURCHASE ORDER
                                                                          PAGE 2
                                             INVOICE TO:

[REPUBLIC LOGO]                              Republic Technologies International
                                             Attn: Accounts Payable
                                             P.O. Box 5538
                                             Fairlawn, OH 44334-5538

   DATE         F.O.B.           DUE DATE                 VIA         PURCHASE ORDER NO.
06/17/2002  SHIPPING POINT      11/25/2002    CARRIER   BEST WAY          NST-54194-C

    15733200
TO:
    TRI-CAM INC
    PO BOX 5046
    ROCKFORD, IL  61125-0046               SHIP TO:
                                                  REPUBLIC TECHNOLOGIES ACQ. LLP
                                                  BAR MILL MAINT OFC STOP #701
                                                  1807 EAST 28TH STREET
                                                  LORAIN, OH 44055 [AI]

                                                  CONTACT: BECKHAM, DAN

  LINE           QUANTITY                            DESCRIPTION                             UNIT     UNIT PRICE      NET PRICE
---------        --------       ---------------------------------------------------------    ----     ----------     ------------
                                CHARGED FOR ANY DELIVERY BEYOND 11/25/02
                                (PENDING FINALIZATION). Late shipment fees will
                                not be invoked if due to unpaid invoices beyond
                                agreed to terms at time of shipment.
                                    PRICE INCLUDES (3) DAYS OF SETUP AND
                                FINALIZATION OF ON-SITE ADJUSTMENTS AT RTI.

                                All materials used in product manufacturing must satisfy current governmental and safety requirements for restricted, toxic, and hazardous materials. Material Safety Data
                                Sheets (MSDS) must accompany first shipment or whenever a MSDS is revised. Please mail MSDS to the shipping address on this order.

                                                                       SUBTOTAL:                                     1,306,450.00

                                                                       TAX:                                                  0.00

TERMS:
                                                                                 Commodity: 41-09
NEXT DAY                                                                   09-1490-8051             TOTAL            1,306,450.00

[BB/RCB 07/19 13:19]                 Buyer:
                              Buyer: R.C. BROWNING             Approved:
                                     330-670-315                         -------
                            Freight Bills, Bills of Lading, Packing Slips, and
                               invoices must include:

                                 - Purchase Order Number
                                 - Requisition Number
                                 - Item Number
                                 - Description of Material
                                 - Blanket Order Item Number
                                 - Shipping Point
                                 - Ship To Address
                                 - Terms of Payment
                                 - Freight Prepaid or Collect

[TRI-CAM, INC. LOGO]

                                                      2730 Eastrock Drive
                                                      P.O. Box 5046
                                                      Rockford, IL 61125-8046

                                                      Phone: 815/226-9200
                                                      Fax: 815/226-0661
                                                      Email: sales@tricaminc.com
May 23, 2002

Republic Technologies

Attn:    Mr. RC Browning

Subject: Abrasive Batch Type Cut-Off Saws Model CAH
         CMI Budgetary Quotation No. Q-012-008
         Project No. U2353

Dear Sir:

In response to your request, we are pleased to offer our quotation as follows:

ITEM A:

(1) One, CMI Stationery CAH 1525-T Abrasive Saw, including:

-     Main stand and frame
-     Swarf collection (excluding boxes)
-     Carriage with cutting boom
-     Gear driven spindle assembly
-     Electro/hydraulic servo controlled infeed device
-     Hydraulic down feed device with electronic positioning
-     Automatic stoke setting
-     Wheel change indicator
- Material clamping device with top clamps, side clamps and material lifting device
-     Crop dumping device for front and tail crops
-     Crop stop adjustable
-     Main drive with 500 HP AC drive
-     Operator's control panel
-     All necessary electrical equipment and controls
-     All necessary hydraulic equipment and controls
-     Excluding interconnecting wiring, piping and dutctwork.

As described in attached Technical Specification.
         U.S. $653,225.00/ea(This Price based on Qty(2))
--------